Clean Technology & Renewables | Consumer | Financial Institutions |
Health Care | Industrial Growth | Technology, Media & Telecommunications

The Fifth Annual

Clean Technology & Renewables Conference

February 23, 2010, New York City







Premier Power Renewable Energy, Inc.



GUIDES FOR THE JOURNEY® | PiperJaffray®

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. Such statements are based upon the current beliefs and expectations of Premier Power Renewable Energy's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Premier Power Renewable Energy's actual results to differ materially from those described in the forward-looking statements can be found Premier Power Renewable Energy's Annual Report on Form 10-K for the year ended December 31, 2008, which has been filed with the Securities and Exchange Commission and available on Premier Power Renewable Energy's website (www.premierpower.com) and on the Securities and Exchange Commission's website (www.sec.gov). Premier Power Renewable Energy does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

All financial numbers reported and discussed in this presentation are based on U.S. Generally Accepted Accounting Principles.

Company Overview

Premier Power
"Your Solar Electricity Specialists"

Premier Power Is A Leading Integrator Of Solar Photovoltaic Systems For Commercial, Utility, Government And Residential Applications

- **Founded in 2001 as a division of Premier Homes, a California homebuilder**
- **Spun off in 2003**
- **Established European and east coast operations in 2006**
- **In September 2008 completed reverse merger; listed on the OTC Bulletin Board (PPRW.OB)**
- **In July 2009 purchased 90% of ARCO Energy, a privately held solar project developer, EPC contractor and distributor of solar panels in Italy**
- **Company headquartered in El Dorado Hills, CA**
  - Approx. 80 employees in 7 locations worldwide: USA (2), Italy (2), Spain (3)

Premier Power
"Your Solar Electricity Specialists"

EPC++ Business Model

Premier Power continues to successfully augment its traditional EPC business model with value-added services

Marketing & Sales
- Audit, analysis
- FY09 - Project development

Project Implementation
- Engineering
- Procurement
- Construction

Project Asset Management
- FY09 - O&M
- FY09 - Monitoring
- FY10 - REC management

Project Finance
- FY09 - Integrated non-recourse project finance

Core EPC → Project Development → Integrated Solutions

Two Distinct Solar Markets

Commercial / Retail (Distributed Generation)

- **Characteristics:**
  - End-user purchaser / licensee (could be utility)
  - <1MW
  - Predominantly roof mount
  - Predominantly polycrystalline
- **Europe:**
  - Money flowing well into German, Spain rooftop markets
  - Will follow wholesale market in Italy, France, Greece
- **US:**
  - Established in CA
  - Emerging quickly on east coast

Utility / Wholesale (Central Generation)

- **Characteristics:**
  - Utility wholesale purchasers
  - >5MW
  - Ground mount
  - Predominantly thin film (mix shifting due to panel price point)
- **Europe:**
  - Well established market
  - Capped in Spain
  - Emerging in Italy, France, Greece
- **US:**
  - Emerging market in US

Premier Power
"Your Solar Electricity Specialist"

Market Strategy

- **Premier's projects generally fall into 3 size ranges:**
  - Distributed generation 0.5 – 1MW Rooftop/Ground
  - Utility "middle market" 1 – 5MW Ground
  - Utility central generation 5 – 20MW Ground
- **Over 60% of our development activities fall into the "middle market" category**
  - Customers are predominantly smaller utilities & institutions (K-12, Higher Ed)
- **Company is developing large scale (> 1MW) projects in CA, OR, NJ, NC and Italy**
  - All projects considered "small generators" by utilities (under 20MW)
  - Most ground mount, fixed array
  - Mix of crystalline and thin-film

Premier Power
"Your Solar Electricity Specialists"

Revenue Mix

2008 Net Sales by Business Unit


Spain
U.S. Residential
U.S. Commercial
33%
18%
49%

YTD Q3 2009 Net Sales by Business Unit


Spain
U.S. Residential
U.S. Commercial
Italy
2%
32%
30%
36%

Select Customers

Utilities

- PG&E Pacific Gas and Electric Company
- Sierra Pacific
- SMUD

Government

- San Joaquin County, California
- Lafayette Library and Learning Center
- Amador County, California
- City of Trenton
- West County Wastewater District

Commercial

- Shafer
- Silverado Vineyards
- Larkmead Vineyards
- Chateau Montelena Winery, Est. 1882
- Spottswoode Estate Vineyard & Winery
- Chappellet
- KB Home
- Otis Elevators
- Princeton University
- Marimar Torres Estate
- The Tonight Show with Jay Leno
- AT&T
- Walt Disney

Premier Power
"Your Solar Electricity Specialist"

Rooftop, Parking & BIPV




OTIS






Silverado
VINEYARDS
Walt Disney



Ground: Fixed & Tracking









Premier Power Market Progress

Premier Power "Your Solar Electricity Specialists"

Premier Power Is Well Positioned In Both Established As Well As Nascent High-growth Markets

- **Spain: Continued growth in retail (rooftop) sector**
  - Government cap of 500MW/yr for 2009-2011 should not affect our business
  - Our engineering expertise in US has helped us become a market leader in the Spain retail market
- **Italy: Emerging wholesale sector**
  - Italy now world's most attractive feed-in-tariff rates at €0.36-0.49/kWh; Government guaranteed for 20 years
  - In addition to feed-in tariff, government will guarantee purchase of system electrical output for approx. €0.10/kWh or higher, depending on the region
  - Government stated goal of cumulative power installed: 3,000 MW by 2016 to avoid U.N. sanctions
  - We will use our Spanish expertise to follow in to Italian retail (rooftop) market
- **U.S.: Emerging markets outside of CA**
  - Advantageous state policies in several east coast markets:
    - New Jersey, Pennsylvania, Maryland, Massachusetts, North Carolina, Georgia, Florida
  - Emerging wholesale sector in US led by CA and NJ
  - We will use our Italian wholesale expertise to exploit CA market and our experience in CA to expand into other east coast markets

Premier Power
"Your Solar Electricity Specialists"

Global Electricity Prices



Comparative Retail Price of Electricity
In U.S. Cents/kWh
For year 2008
30
25
20
15
10
5
0
10.3
10.8
17.1
17.3
17.5
17.8
17.9
22.6
22.7
23.3
24.2
24.6
27.2
United States
Mexico
Finland
France
Norway
New Zealand
Poland
Austria
United Kingdom
Spain
Netherlands
Ireland
Italy

Premier Power
"Your Solar Electricity Specialist"

Market Drivers Differ Greatly

European Driver is Economics, U.S. Driver is Public Policy


30.0
25.0
20.0
15.0
10.0
5.0
-
3.6c/kWh
($0.70/W)
9.3c/kWh
($1.80/W)
10.3c/kWh
($2.00/W)
27.2c/kWh
U.S.
Italy
Grid Parity
Federal Benefits
State Policies

Market Comparison

- US electric utility rates average 10.3cents/kWh (range 6-20c/kWh) vs. 27c/kWh in Italy
- US solar market depends upon a complex mix of tax-oriented policies
  - 40-70% subsidies, if useable, which require tax equity vs. simple FiT mechanism, allowing for straightforward project finance
- State level incentives are required to provide a "tipping point" and they determine whether solar is viable or not in that region
  - Each state has different policy vs. Federalized system
- Conclusions:
  - Grid electric price is the sustainable economic driver in Europe; policy is driver in U.S.
  - Gap in U.S. is currently filled by federal and state incentives
  - State policy drives regional market adoption in U.S.
  - Key issues: Interconnect, land costs

Growth Strategy

Near Term (2010)

- **Continued focus on exploiting our European platform**
  - Begin installation of ARCO Italian projects
  - Continue growth in Spanish rooftop commercial market – 60% of government incentives still available
- **Expand U.S. commercial & industrial platform with focus on policy-leading states**
  - NJ, PA, NC, MA, GA, FL
  - Focus on acquisition opportunities (vertical and geographic) to grow US commercial and utility business
  - 40 states have pre-existing mandates for renewable energy, but are behind in fulfilling those requirements
  - US is better long term market but has inherent challenges
- **Develop integrated project finance capability for U.S. commercial & industrial business unit**

Longer Term (2010 And Beyond)

- **Further expand across Europe and other parts of the world as solar incentives emerge and mature**
  - Exploit BIPV and Roof Top leadership
- **Exploit first mover advantage in US emerging market areas**
- **Develop and acquire "bolt on" capabilities to develop annuity stream revenues**
  - Energy conservation / demand-side management
  - SREC management & administration
  - O&M and asset management
  - Project benchmarking
- **Long term – introduce asset play**

Premier Power

Financials



Premier Power
"Your Solar Electricity Specialists"

Quarterly Revenue


Revenue Growth
$MM
$40
$35
$30
$25
$20
$15
$10
$5
$0
$4.9
$13.1
$9.2
$17.0
$4.8
$4.1
$6.3
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009

- 2008 was based on strong US Commercial Growth
- After the economic downturn effects in early 2009 we are starting to see the US market respond.
- In Q3 we acquired our Italian Subsidiary that has the potential for significant growth,

Premier Power
"Your Solar Electricity Specialists"

Dynamic Historical Growth


$MM
Revenue Growth
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$5.0
$10.5
$16.6
$44.2
2005
2006
2007
2008

- **Strong financial performance**
  - Strong revenue growth
  - CAGR over 166%
  - Consistent profitability
- **Increasing project & customer diversity**
  - Increasing project scale
    - 2008: 2 projects > 1MW
    - 2009: Multiple solar farms in US and Europe (1MW – 20MW each)
  - Increasing project complexity
    - Thin film
    - Dual axis trackers
  - Increasing customer diversity
    - 50% public, quasi-public
    - 30% private commercial & industrial
    - 20% residential

Premier Power
"Your Solar Electricity Specialists"

Growing Renewable Energy Standards

State	% Renewable Mandate
AZ	15% by 2025
CA	33% by 2020
CO	20% by 2020
CT	27% by 2020
DE	20% by 2019
HI	40% by 2030
IA	105 mw
IL	25% by 2025
KS	10% by 2011
MA	15% by 2020
MD	20% by 2022
ME	40% by 2017
MI	10% by 2015
MN	25% by 2025
MO	15% by 2021
MT	15% by 2015
NC	12% by 2021
ND	10% by 2015
NH	25% by 2025
NJ	22% by 2021
NM	20% by 2020
NV	25% by 2025
NY	25% by 2013
OH	25% by 2013
OR	25% bty 2025
PA	18% by 2020
RI	16% by 2019
SD	10% by 2015
TX	5800 MW by 2015
UT	20% by 2025
VA	15% by 2025
VT	15% by 2025
WA	15% by 2020
WI	10% by 2015
WV	25% by 2025

State Portfolio Standards as of December 2009


Renewable Portfolio Standard
Alternative Energy Portfolio Standard
Renewable or Alternative Energy Goal

http://www.pewclimate.org/sites/default/modules/usmap/pdf.php?file=5907

Current Large Scale Projects - Italy

Project (MW)		Due Diligence: Feasability Study	Due Diligence: Permitting	Construction	Online	Completed
Laterza	(1)					January
San Giorgio Jonico	(1)				Q1, 2010	
Monteperano	(1)				Q1, 2010	
Laterza 2	(1)				Q1, 2010	Q1/Q2 2010
Laterza 3	(1)				Q1, 2010	Q1/Q2 2010
San Giorgio Jonico II	(1)		Q2, 2010		Q2/Q3, 2010	Q2/Q3 2010
Grottaglie	(1)		Q2, 2010		Q2/Q3, 2010	Q2/Q3 2010
De Marco	(1)		Q2, 2010		Q2/Q3, 2010	Q2/Q3 2010
Cagnazzo	(1)		Q3, 2010		Q3, 2010	Q3 2010
Filone	(1)		Q3, 2010		Q3, 2010	Q3 2010
Tolve 1	(1)		Q3, 2010		Q3/Q4, 2010	Q3/Q4 2010
Tolve 2	(1)		Q3, 2010		Q3/Q4, 2010	Q3/Q4 2010
FlownEnergy	(11)		Q3, 2010		Q3/Q4, 2010	TBD

Current Projects in Development: 35 MW
Average Price per MW: $5M

Net Sales


$ MM
FY2008 vs. FY2007
50
45
40
35
30
25
20
15
10
5
0
$16.7
$27.5
$44.2
2007
2008

- 2008 net sales up 165% year over year


$MM
Cumulative Sales '09 vs. '08
30
25
20
15
10
5
0
$4.9
$4.8
$18.0
$8.9
$27.2
$15.2
1Q
2Q
3Q

- 2009 net sales off 44% vs. 1-3Q08 on a GAAP basis; 33% non-GAAP (inc. Italian assets)
  - US market off due to financial crisis
  - Spanish market off due to changes in permitting regulations
  - Italian operations comprised $3.1MM of capitalized assets as of 3Q09

Premier Power
"Your Solar Electricity Specialist"

Gross Margin


$MM
FY2008 vs. FY2007
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$1.3
$4.2
$5.5
2007
2008

- Gross margin increased 30% year over year
  - Declined as a percent of net sales from 25.4% to 12.5%
  - Larger project mix, construction-only margin on two large projects


$MM
Cumulative GM '09 vs. '08
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$0.8
$0.4
$2.7
$0.9
$3.7
$2.3
1Q
2Q
3Q

- Gross margin off 38% vs. 1-3Q08 on a GAAP basis; 22% non-GAAP (inc. Italian assets)
  - Reflects decreased sales partially offset by increasing GM% (15.1% GAAP vs. 13.7%); 16.2% non-GAAP
  - Operations-related controls

Premier Power "Your Solar Electricity Specialist"

Operating Expenses


$MM
FY2008 vs. FY2007
Sales & Marketing
Administration
Chg.
5.0
4.0
3.0
2.0
1.0
0.0
$MM
$1.3
$2.5
$1.9
$1.5
$2.2
2007
2008


$MM
2009 vs. 2008 by Quarter
Sales & Marketing
Administration
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$1.1
$1.3
$1.8
$0.7
$0.7
$0.6
1Q
2Q
3Q

- Operating expenses down as a percent of net sales from 20% to 11% year-over-year

- Operating expenses up as a percent of net sales from 11% to 40% year-over-year
  - Acquisition & operations of Arco
  - One time public offering costs
  - Ongoing reporting & administration costs

Premier Power
"Your Solar Electricity Specialists"

Balance Sheet & Liquidity



Balance Sheet Components
$MM
$40
$30
$20
$10
$0
-$10
-$20
-$30
$1.3
$5.8
$3.7
FYE '07
FYE '08
3Q '09
Cash
Current Assets
NC Assets
Current Liab
NC Liab

- **Balance sheet significantly strengthened:**
  - During FY2008
    - Equity up $7.2MM to $7.9MM
    - Equity ratio up from 13% to 53%
  - As of 3Q09:
    - Equity increased to $8.3MM
    - Equity ratio increased to 28% (69% adjusted for goodwill)
- **Liquidity & Capital Resources:**
  - Cash decreased from $5.8MM to $3.7MM in 3Q09 due to
    - Operating activities utilized $6.9MM primarily due to non-cash items and investment in Italy projects
    - Financing activities provided $4.8MM
  - Liquidity improved as company increased its credit line from $3MM to $12MM in 1H09

Premier Power "Your Solar Electricity Specialists"

Key Differentiators

- **World class execution capability**
  - Build projects that others can't
  - Engineer & design projects to maximize long-term output & IRR
  - Control costs & maximize margin capture via use of innovative technologies
- **Customer centric approach**
  - Engineer and design solutions that best fit our customer's needs
  - Technology agnostic approach to solution development
- **Diversification across geography & vertical markets**
  - Cross fertilization of capabilities & resources

Premier Power
"Your Solar Electricity Specialists"

Investment Summary

- **Platform well positioned in both established as well as nascent high-growth markets**
- **Capability to grow through acquisition as well as organically**
- **Diversification across geography & vertical markets**
  - Cross fertilization of capabilities & resources
  - Attacking fertile international markets
- **Proven Solar management team**
- **Platform for continued dynamic growth includes first major strategic acquisition in hand**
  - "Bolt on" capabilities to follow

Premier Power

Thank You

OTC: PPRW

